UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2009

PHARMATHENE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32587	20-2726770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Place, Suite 450, Annapolis, Maryland		21401
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (410) 269-2600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously disclosed, PharmAthene, Inc. (the “Company”) is transferring its manufacturing process for the bulk rPA drug substance from Avecia Biologics Ltd. in the United Kingdom to a U.S.-based contract manufacturer.  In connection with that transfer, the Company will move its entire UK-based operations to the United States over the next twelve months.  The Company is undertaking this strategic realignment to better meet the needs of its government customers and plans to replace its UK-based staff with U.S.-based employees during the same time period. Production of the final SparVax™ drug product will remain with the Company’s existing contract manufacturer in the United States.

The Company anticipates incurring an immaterial amount of wind-down costs, including certain one-time termination benefits to certain key employees, in connection with this transfer of activities.  The Company also anticipates making severance payments under its existing severance and termination policy to terminated employees and believes that all or a portion of these payments may be recoverable under its existing contracts with the U.S. government.  There can be no assurance, however, that the government will not challenge or deny, in whole or in part, any Company request to recover these costs.

Special Note Regarding Forward-Looking Statements

Matters discussed herein may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to certain risks and uncertainties that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. Statements that are not historical facts, including statements preceded by, followed by, or that include the words “potential”; “believe”; “anticipate”; “intend”; “plan”; “expect”; “estimate”; “could”; “may”; “should”; or similar statements are forward-looking statements.  The Company disclaims any intent or obligation to update these forward-looking statements, other than as may be required by law. Risks and uncertainties include unexpected funding delays and/or reductions or elimination of U.S. government funding for one or more of the Company’s development programs, challenges related to the technology transfer of manufacturing processes for our product candidates, as well as risks detailed from time to time in PharmAthene’s Forms 10-K and 10-Q under the caption “Risk Factors” and in its other reports filed with the U.S. Securities and Exchange Commission (the “SEC”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMATHENE, INC. (Registrant)

Date: July 16, 2009	By:	/s/ Christopher C. Camut
Christopher C. Camut
Vice President and Chief Financial Officer